Southeast 2008 SuperCommunity Southeast 2008 SuperCommunity Bank Conference Bank Conference February 12, 2008 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
This
This
presentation
presentation
may
may
contain,
contain,
in
in
addition
addition
to
to
historical
historical
information,
information,
various
various
“forward-looking
“forward-looking
statements”
statements”
that
that
represent
represent
our
our
judgment
judgment
concerning
concerning
the
the
future
future
and
and
are
are
subject
subject
to
to
risks
risks
and
and
uncertainties
uncertainties
that
that
could
could
cause
cause
the
the
actual
actual
operating
operating
results
results
and
and
financial
financial
position
position
of
of
Carolina
Carolina
Bank
Bank
Holdings
Holdings
Inc.
Inc.
to
to
differ
differ
materially
materially
from
from
those
those
projected
projected
in
in
the
the
forward-looking
forward-looking
statements.
statements.
Such
Such
forward-looking
forward-looking
statements
statements
can
can
be
be
identified
identified
by
by
the
the
use
use
of
of
forward-looking
forward-looking
terminology,
terminology,
such
such
as,
as,
“may,”
“may,”
“will,”
“will,”
“expect,”
“expect,”
“anticipate,”
“anticipate,”
“estimate,”
“estimate,”
or
or
“continue,”
“continue,”
or
or
the
the
negative
negative
thereof,
thereof,
or
or
other
other
variations
variations
thereof
thereof
or
or
comparable
comparable
terminology.
terminology.
For
For
a
a
discussion
discussion
of
of
factors
factors
that
that
may
may
cause
cause
such
such
forward-looking
forward-looking
statements
statements
to
to
differ
differ
materially
materially
from
from
actual
actual
results,
results,
please
please
refer
refer
to
to
Carolina
Carolina
Bank
Bank
Holdings’
Holdings’
most
most
recent
recent
documents
documents
filed
filed
with
with
the
the
Securities
Securities
and
and
Exchange
Exchange
Commission.
Commission.
We
We
undertake
undertake
no
no
obligation
obligation
to
to
update
update
any
any
forward-looking
forward-looking
statements
statements
to
to
reflect
reflect
events
events
or
or
circumstances
circumstances
arising
arising
after
after
the
the
date
date
of
of
this
this
presentation.
presentation.

Corporate Overview
Corporate Overview
•
•
Headquartered in Greensboro, North Carolina
Headquartered in Greensboro, North Carolina
•
•
Opened November 1996
Opened November 1996
•
•
Serving 3 counties of Piedmont Triad
Serving 3 counties of Piedmont Triad
•
•
Six branches: 3 in Greensboro,1 in Asheboro, 1 in
Six branches: 3 in Greensboro,1 in Asheboro, 1 in
Burlington, 1 in High Point
Burlington, 1 in High Point
•
•
Loan production office in Winston Salem
Loan production office in Winston Salem
•
•
Assets of $500 million at December 31, 2007
Assets of $500 million at December 31, 2007
•
•
New corporate office with retail branch in 3
New corporate office with retail branch in 3rd
rd quarter 2008
quarter 2008

CLBH Market Statistics
CLBH Market Statistics
•
•
Initial public offering November 1996
Initial public offering November 1996
•
•
Secondary offering in December 2002
Secondary offering in December 2002
•
•
Listed on NASDAQ Capital Market: CLBH
Listed on NASDAQ Capital Market: CLBH
•
•
Market capitalization: $36.8 million*
Market capitalization: $36.8 million*
•
•
No. shares outstanding: 3.3 million
No. shares outstanding: 3.3 million
•
•
Trading volume: 1,995 shares (3 month daily avg.)
Trading volume: 1,995 shares (3 month daily avg.)
•
•
Institutional ownership: 14.5%
Institutional ownership: 14.5%
•
•
Insider ownership: 8.72%
Insider ownership: 8.72%
*As of Feb. 4, 2008

Strategic Priorities
Strategic Priorities
•
•
Expansion from Greensboro hub to communities in
Expansion from Greensboro hub to communities in
Piedmont Triad
Piedmont Triad
•
•
Growth of revenue base through:
Growth of revenue base through:
–
–
Business-based lending strategy
Business-based lending strategy
–
–
Consumer and business core deposit growth
Consumer and business core deposit growth
•
•
Maintain sound asset quality
Maintain sound asset quality
•
•
Manage capital to support growth and enhance
Manage capital to support growth and enhance
shareholder value
shareholder value
•
•
Diversification of non-interest income through Wholesale
Diversification of non-interest income through Wholesale
Mortgage Division beginning in late 2007
Mortgage Division beginning in late 2007

Strong Balance Sheet Growth
Strong Balance Sheet Growth
•CAGR = Compound annual growth rate 2002-2007
• Loans held for investment used for balances and CAGR
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
2002 2003 2004 2005 2006 2007
5-Year CAGRs:
Assets:    21.4%
Loans:     24.7%
Deposits:  22.0%
(thousands)

$0.32
$0.35
$0.49
$0.61
$0.83
$0.89
2002 2003 2004 2005 2006 2007
Consistent Earnings Growth
Consistent Earnings Growth
Diluted Earnings Per Share
5-Year CAGR* = 22.7%
*CAGR = Compound annual growth rate 2002-2007

The Management Team:
Seasoned, Experienced
The Management Team:
Seasoned, Experienced
13
13
37
37
26
26
33
33
Years in
Years in
Banking
Banking
10
10
EVP & Senior
EVP & Senior
Lending Officer
Lending Officer
Gunnar N.R. Fromen
Gunnar N.R. Fromen
4
4
SVP & Chief Credit
SVP & Chief Credit
Officer
Officer
Daniel D. Hornfeck
Daniel D. Hornfeck
7
7
EVP & CFO
EVP & CFO
T. Allen Liles
T. Allen Liles
11
11
President & CEO
President & CEO
Robert T. Braswell
Robert T. Braswell
Years with
Years with
CLBH
CLBH
Title
Title
Insider ownership is 8.72%

Carolina Bank Market:
The Piedmont Triad
Carolina Bank Market:
The Piedmont Triad
•
•
Greensboro: 3 branches
Greensboro: 3 branches
–
–
The logistical hub for the Triad
The logistical hub for the Triad
–
–
3
3rd
rd
largest city in NC; population
largest city in NC; population
of approximately 250,000
of approximately 250,000
•
•
Asheboro:
Asheboro:
Opened
Opened
in
in
March
March
2004
2004
with current loans of $100 million
with current loans of $100 million
•
•
Burlington:
Burlington:
New
New
facility
facility
opened
opened
in
in
2007
2007
•
•
High
High
Point:
Point:
Opened
Opened
in
in
January
January
2007
2007
•
•
Winston
Winston
Salem:
Salem:
LPO
LPO
opened
opened
in
in
February 2008
February 2008
GUILFORD FORSYTH
STOKES ROCKINGHAM
ALAMANCE
CASWELL
RANDOLPH
DAVIE
CHATHAM
VIRGINIA
NORTH CAROLINA
Asheboro Asheboro
Greensboro Greensboro
Burlington Burlington
Winston-Salem
Winston-Salem
-Salem
Salem
85 85
40 40
73 73
High Point High Point
Branch
Loan Production
Office

A Transitioning Economy
A Transitioning Economy
•
From an Old Guard Fortune 500 economy based on textiles, insurance and furniture
•
Transitioning to a technology-based and value-added manufacturing economic base
•
Business-friendly environment: low taxes, building costs & wages
•
Hub for surface transportation; more highways converge on Greensboro than any other region in North Carolina
•
FedEx is building a major Mid-Atlantic freight hub in Greensboro; attracts distribution & logistics facilities to the area
•
Honda Aircraft plans to manufacture its advanced light jet, HondaJet, at a new plant adjacent to the Piedmont triad Airport
•
Lenovo to open new personal computer plant -
4th
Quarter of 2008

A Regional Higher-Education Hub:
Colleges in Carolina Bank’s Market
A Regional Higher-Education Hub:
Colleges in Carolina Bank’s Market
Greensboro
Greensboro
1,100
1,100
Greensboro College
Greensboro College
Greensboro
Greensboro
2,700
2,700
Guilford College
Guilford College
Greensboro
Greensboro
(Jamestown)
(Jamestown)
12,400
12,400
Guilford Technical
Guilford Technical
Community College
Community College
Greensboro / Elon
Greensboro / Elon
5,500
5,500
Elon University & Law
Elon University & Law
School
School
Greensboro
Greensboro
10,500
10,500
NC A&T State University
NC A&T State University
Greensboro
Greensboro
17,200
17,200
UNC Greensboro
UNC Greensboro
Location
Location
Enrollment
Enrollment
Name
Name

Greensboro:
Moving Up in Market Share
Greensboro:
Moving Up in Market Share
79.5%
79.5%
74.8%
74.8%
Total:
Total:
4.9%
4.9%
5.7%
5.7%
Carolina Bank Holdings, Inc.
Carolina Bank Holdings, Inc.
13.7%
13.7%
11.8%
11.8%
Bank of America
Bank of America
13.2%
13.2%
12.1%
12.1%
SunTrust Banks Inc
SunTrust Banks Inc
17.6%
17.6%
16.7%
16.7%
BB&T Corp.
BB&T Corp.
35.0%
35.0%
34.2%
34.2%
Wachovia Corp
Wachovia Corp
2005 Market
2005 Market
Share
Share
2007 Market
2007 Market
Share
Share
Banking in Greensboro:
Banking in Greensboro:

Growth of Core Deposits**
Growth of Core Deposits**
$0
$50
$100
$150
$200
2002 2003 2004 2005 2006 2007
Lower-Cost Deposits* Retail CDs Jumbo CDs
(millions)
*Lower cost = Transaction accounts + MM + savings **Core deposits = Lower cost depo
sits + retail CDs   ***CAGR = Compound annual growth rate 2002-2007
5-Year CAGRs:***
5-Year CAGRs:***
Lower-Cost Deposits*    20.6%
Lower-Cost Deposits*    20.6%
Core Deposits**              21.2%
Core Deposits**              21.2%

Loan Portfolio
Loan Portfolio
•
•
68%
68%
of loan portfolio is
of loan portfolio is
prime-based
prime-based
•
•
82% is secured by RE
82% is secured by RE
•
•
Local decision-making
Local decision-making
•
•
Commercial lenders
Commercial lenders
average >24 years
average >24 years
•
•
Each lender has specific
Each lender has specific
signature authority based
signature authority based
on experience and skill set
on experience and skill set
•
•
Approval is multiple one-up
Approval is multiple one-up
C&I
17.0%
Consumer, etc
1.1%
Comm. RE
39.4%
Construction
17.8%
Res. RE
24.7%
Total Loans = $400.8 MM
at Dec. 31, 2007

Asset Quality Asset Quality 1.25% 1.25% 1.26% 1.22% 1.23% 0.15% 0.18% 0.38% 0.06% 0.32% 0.13% 1.13% 2002 2003 2004 2005 2006 2007 Net Charge Offs/Average Loans Loan Loss Reserve/Gross Loans

Asset Quality Asset Quality 0.59% 0.88% 1.48% 0.36% 0.57% 0.17% 0.00% 0.50% 1.00% 1.50% 2.00% 2002 2003 2004 2005 2006 2007 Non-Performing Assets / Total Assets

Year-Over-Year Performance
Year-Over-Year Performance
+4.2%
+4.2%
59.48%
59.48%
62.00%
62.00%
Efficiency Ratio
Efficiency Ratio
0%
0%
3.30%
3.30%
3.30%
3.30%
NIM
NIM
-8.2%
-8.2%
0.73%
0.73%
0.67%
0.67%
ROAA
ROAA
-
-
5.5%
5.5%
11.63%
11.63%
10.99%
10.99%
ROAE
ROAE
+ 26.9%
+ 26.9%
315.7
315.7
400.8
400.8
Loans HFI ($MM)
Loans HFI ($MM)
+ 7.2%
+ 7.2%
$0.83
$0.83
$0.89
$0.89
Diluted EPS
Diluted EPS
+ 7.6%
+ 7.6%
2,811
2,811
3,024
3,024
Net Income ($000)
Net Income ($000)
% Change
% Change
2006
2006
2007
2007

Fourth Quarter Performance
Fourth Quarter Performance
+ 3.5%
+ 3.5%
62.22%
62.22%
64.37%
64.37%
Efficiency Ratio
Efficiency Ratio
-
-
3.7%
3.7%
3.20%
3.20%
3.08%
3.08%
NIM
NIM
+ 1.8%
+ 1.8%
0.56%
0.56%
0.57%
0.57%
ROAA
ROAA
+ 8.9%
+ 8.9%
8.68%
8.68%
9.45%
9.45%
ROAE
ROAE
+ 25.0%
+ 25.0%
$0.16
$0.16
$0.20
$0.20
Diluted EPS
Diluted EPS
+ 23.4%
+ 23.4%
556
556
686
686
Net Income ($000)
Net Income ($000)
% Change
% Change
2006
2006
2007
2007

Net Income Net Income $3,024 $2,811 $2,037 $1,633 $1,150 $601 2002 2003 2004 2005 2006 2007 (000s) 5-Year CAGR* = 38.2% *CAGR= Compound annual growth rate 2002-2007

Total Revenue
Total Revenue
$4,934
$6,261
$8,315
$10,228
$12,188
$14,171
$911
$1,263
$1,230
$1,773
$1,729
$1,354
$0
$4,000
$8,000
$12,000
$16,000
2002 2003 2004 2005 2006 2007
Net Interest Income Non-interest Income*
(000)
5-Year Total Revenue CAGR* = 22.2%
*CAGR= Compound annual growth rate 2002-2007

Efficiency Ratio Efficiency Ratio 62.00% 59.48% 60.42% 66.15% 67.39% 72.49% 2002 2003 2004 2005 2006 2007

Managing Capital to Support Growth
Managing Capital to Support Growth
1996:  Raised $6.5MM in IPO
1996:  Raised $6.5MM in IPO
2001:  Added $3.1 million floating rate trust preferred
2001:  Added $3.1 million floating rate trust preferred
2002:  Raised $8.5 million in secondary offering of common stock
2002:  Raised $8.5 million in secondary offering of common stock
2004:  Issued $10.3 million floating rate trust preferred; replaced
2004:  Issued $10.3 million floating rate trust preferred; replaced
$3.1 million issue of 2001
$3.1 million issue of 2001
•
•
Stock dividends:  10% in 2000 & 2001; 20% in 2004, 2005 & 2007
Stock dividends:  10% in 2000 & 2001; 20% in 2004, 2005 & 2007
•
•
No cash dividends or buybacks
No cash dividends or buybacks
•Goal for 2008 is asset & loan growth in mid to high teens
•Goal for 2008 is asset & loan growth in mid to high teens
•Wholesale
•Wholesale
mortgage
mortgage
division
division
is
is
estimated
estimated
to
to
be
be
$0.08
$0.08
accretive
accretive
in
in
2008
2008

Attractive Investor Opportunity
Attractive Investor Opportunity
12.4
14.5
0
2
4
6
8
10
12
14
16
18
20
Price / LTM EPS
CLBH
PEERS
123
159
0
25
50
75
100
125
150
175
200
Price / Tangible
Book %
CLBH
PEERS
*CLBH price as of 2/4/08 = $11.00
•Book
value as of 12/31/07 = $8.94
•PEER
= 1/31/08 SNL Bank $500mm - $1b

Investment Summary
Investment Summary
•
•
A growing and attractive market
A growing and attractive market
•
•
A strengthening economy
A strengthening economy
•
•
Less volatile real estate market than other
Less volatile real estate market than other
Southeastern and Western areas
Southeastern and Western areas
•
•
Stable net interest margin
Stable net interest margin
•
•
Improving asset quality
Improving asset quality
•
•
Seasoned management team
Seasoned management team
•
•
Attractive valuation
Attractive valuation
~
~
Community
Community
banking
banking
strategy
strategy
&
&
superior
superior
execution
execution
~
~
Differentiate Carolina Bank from large regional competitors
Differentiate Carolina Bank from large regional competitors